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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 6, 2001
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                      NATIONAL RESIDENTIAL PROPERTIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            NEVADA                     0-27159                65-0439487
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(STATE OR OTHER JURISDICTION       (COMMISSION FILE            (IRS EMPLOYER
      OF INCORPORATION)                 NUMBER)          IDENTIFICATION NUMBER)

                  2921 N.W. SIXTH AVENUE, MIAMI, FLORIDA 33127
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           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES OF THE REGISTRANT)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 573-8882
                                                           --------------


          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         In a meeting of our Board of Directors, the appointment on August 6, 2001, of Bagell, Josephs & Company, LLC, as our new independent certified public accountants and auditors, was approved as of the fiscal quarter ended June 30, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NATIONAL RESIDENTIAL PROPERTIES, INC.




DATE: AUGUST 10, 2001                      BY: /s/ RICHARD ASTROM
                                              --------------------------------
                                              RICHARD ASTROM, CEO

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